UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

 Date of Report
(Date of earliest
 event reported):                              May 6, 2011

                         National Research Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	0-29466	47-0634000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

      1245 Q Street, Lincoln, Nebraska  68508
(Address of principal executive offices, including ZIP code)

                              (402) 475-2525
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

On May 6, 2011, National Research Corporation (the “Company”) held its 2011 annual meeting of shareholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s shareholders voted on the following proposals:

•	The election of two directors, JoAnn M. Martin and Paul C. Schorr III, to the Company’s Board of Directors for a three-year term to expire at the Company’s 2014 annual meeting of shareholders;

•	An advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement; and

•	An advisory vote on the frequency of the advisory shareholder vote on the compensation of the Company’s named executive officers.

As of the March 10, 2011 record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 6,711,907 shares of the Company’s common stock, $0.001 par value per share, were outstanding and entitled to vote, each entitled to one vote per share.  Approximately 91.05% of all votes were represented at the Annual Meeting in person or by proxy. The following are the final votes on the matters presented for shareholder consideration at the Annual Meeting:

Election of Directors

The shareholders elected JoAnn M. Martin and Paul C. Schorr III as directors for a three-year term to expire at the Company’s 2014 annual meeting of shareholders.  The results of the votes were as follows:

	For		Withheld		Broker Non-Votes
Name	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)
JoAnn M. Martin	5,934,283	97.1%	177,011	2.9%	0	N/A
Paul C. Schorr III	5,918,279	96.8%	193,015	3.2%	0	N/A

Advisory Vote to Approve Executive Compensation (2)

The shareholders approved the compensation of the Company’s named executive officers as disclosed in the proxy statement.  The results of the advisory vote were as follows:
For		Against		Abstain
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)

6,108,142	99.95%	3,026	0.05%	126	0.002%

Advisory Vote on the Frequency of the Advisory Shareholder Vote on Executive Compensation (2)

The shareholders expressed a preference that an advisory vote on the compensation of the Company’s named executive officers occur every three years.  The results of the advisory vote were as follows:

Every Year		Every Two Years		Every Three Years		Abstain
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)
1,000,221	16.34%	8,828	0.14%	5,102,109	83.49%	136	0.002%

Although the Board of Directors of the Company initially recommended submitting the advisory vote to approve the compensation of the Company’s named executive officers to the Company’s shareholders once every three years and the shareholders agreed with that frequency, the Board of Directors has now determined to implement an advisory shareholder vote to approve the compensation of the Company’s named executive officers every year until the next required advisory vote on the frequency of the advisory shareholder vote on the compensation of the Company’s named executive officers, which is scheduled to occur at the Company’s 2017 annual meeting of shareholders.

_______________
(1)           Based on a total of all shares actually voted in person or by proxy at the Annual Meeting.

(2)           There were no broker non-votes on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RESEARCH CORPORATION

Dated:  May 11, 2011                                          By:           /s/ Patrick E. Beans
Patrick E. Beans
Vice President, Treasurer, Secretary and Chief
Financial Officer